UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Micronet Enertec Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MICRONET ENERTEC TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 30, 2014

You are hereby notified that the annual meeting of stockholders of Micronet Enertec Technologies, Inc. (the "Company"), will be held on the 30th day of September 2014 at 5:00 p.m., local time, at our offices at 27 Hametzuda St., Azur, Israel 58001, for the following purposes:

1.      To elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

2.      To amend the Company’s Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock from 100,000,000 to 25,000,000;

3.      To amend the Company's 2012 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 500,000 to 750,000;

4.      To approve the Company's 2014 Stock Incentive Plan including the reservation of 100,000 shares of Common Stock for issuance thereunder;

5.      To conduct an advisory vote to approve the compensation of the Company’s named executive officers;

6.      To conduct an advisory vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers; and

7.      To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting.  If your shares are registered in your name, please bring the admission ticket attached to your proxy card.  If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting. We intend to mail this proxy statement and the accompanying proxy card on or about August 25, 2014 to all stockholders of record that are entitled to vote.

The Board of Directors has fixed the close of business on August 18, 2014 as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own.  The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

Stockholders may access all of the proxy materials (the proxy statement, proxy card and 2013 annual report to stockholders) on our website at http://micronet-enertec.com/IR-Annual%20general%20meeting.asp.

IMPORTANT:  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares.  Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board of Directors,

Tali Dinar, Chief Financial Officer and Secretary

August 25, 2014

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

MICRONET ENERTEC TECHNOLOGIES, INC.
27 Hametzuda St.
Azur, Israel 58001

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy are made available by Micronet Enertec Technologies, Inc. (the "Company"), to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, (the "Common Stock"), commencing on or about August 18, 2014. The accompanying proxy is being solicited by the Board of Directors of the Company (the "Board"), for use at the annual meeting of stockholders of the Company (the "Meeting"), to be held on the 30th day of September 2014 at 5:00 p.m. local time, at our offices, 27 Hametzuda St., Azur, Israel 58001 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. The Company may engage a broker or similar person to assist in the solicitation of proxies and provide related advice and informational support for a service fee, plus customary disbursements. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed August 18, 2014 as the record date for the Meeting (the "Record Date"). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On August 18, 2014, there were issued and outstanding 5,831,246 shares of Common Stock. Each share of Common Stock is entitled to one vote per share.

The Company’s Bylaws, as amended, provide that a quorum shall consist of the holders of at least a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. If such quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Abstentions may be specified on all proposals other than with respect to the election of directors.  Abstentions will be counted as present for purposes of determining a quorum and will be counted as not voting on the proposal in question.  Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum, but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

The Company's Bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

In all matters, other than the election of directors, the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient for the approval of the proposals in this proxy statement and any other business which may properly be brought before the Meeting or any adjournment or postponement thereof, except that with respect to Proposal No. 6, the choice of frequency that receives the highest number of “FOR” votes will be considered as the frequency with which our stockholders will be asked to hold a non-binding, advisory vote on the compensation of our named executive officers.

All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting, and not revoked, will be voted as specified in the proxies or voting instructions.  Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.  We believe that all proposals in this proxy statement are non-routine proposals; therefore, your broker, bank or other agent will not be entitled to vote on any of these proposals at the Meeting without your instructions. Broker non-votes will be counted towards the quorum requirement. Other than for the purpose of establishing a quorum, as discussed above, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

IMPORTANT:  If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares.  Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Meeting, five directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our Bylaws, as amended, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board.  The Board has no reason to believe that the nominees named will be unable to serve if elected.  Each nominee has consented to being named in this proxy statement and to serve if elected.

Principal Employment and Experience of Director Nominees

The following information is furnished with respect to the persons nominated for election as directors. All of these nominees are current members of our Board:

Name	Age	Present Principal Employer and Prior Business Experience
David Lucatz	57
Mr. Lucatz was elected to our Board and appointed as our President and Chief Executive Officer in May 2010 and as a director of Micronet Ltd., our 62.5% owned subsidiary ("Micronet"), in September 2012. Since May 2010, Mr. Lucatz has been serving as the President of Enertec Systems 2001 Ltd, our wholly-owned subsidiary ("Enertec"). Since 2006, he has been the Chairman of the Board, President and Chief Executive Officer of DL Capital Ltd ("DLC"), a boutique investment holding company based in Israel specializing in investment banking, deal structuring, business development and public/private fund raising with a strong focus in the defense and homeland security markets. From 2001 until 2006, he was part of the controlling shareholder group and served as a Deputy President and Chief Financial Officer of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries. From 1998 to 2001, he was the Chief Executive Officer of Talipalast, a leading manufacturer of plastic products. Previously, Mr. Lucatz was an executive vice president of Securitas, a public finance investments group. Mr. Lucatz holds a B.Sc. in Agriculture Economics and Management from the Hebrew University of Jerusalem and a M.Sc. in Industrial and Systems Engineering from Ohio State University.

We believe that Mr. Lucatz’s experience over the last 25 years in management, operations, finance and business development in corporate turnaround, roll-up and M&A situations, as well as his experience in the electronics defense and homeland security sectors, make him suitable to serve as a director of the Company.

Professor Chezy Ofir*	62
Professor Ofir has served on our Board since April 2013. He was appointed as a director of Micronet in September 2012. Professor Ofir has over 20 years of experience in business consulting and corporate management. During this period, Professor Ofir has served as a member of the boards of directors of a large number of companies in various sectors. Professor Ofir has been a director and Chairman of the Financial Reporting Committee of Makhteshim Agam, a leading manufacturer and distributor of crop protection products, has served as a director and member of all board committees of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries, and as a member of the board of directors, Chairman of the Audit Committee and member of all board committees of Shufersal, the largest food and non-food retail chain in Israel. He served as a member of the Executive Export Trade and Marketing Committee of the Industry and Trade Ministry where he evaluated company programs and formulated and recommended funding to the committee. Professor Ofir has been a faculty member at the Hebrew University for more than 20 years. Professor Ofir founded an Executive MBA program for CEOs, which is the first and only program of its kind in Israel. Additionally, Professor Ofir has been the Chairman of the Marketing Department at the Hebrew University Business School for fifteen years. Professor Ofir has been invited as a lecturer or research partner to many top universities, including Stanford University, University of California Berkeley, New York University and Georgetown University. Professor Ofir’s publications have been covered in media and leading international business magazines and papers, including The Financial Times, MIT Sloan Management Review and Stanford Business. Professor Ofir holds a B.Sc. and M.Sc. in Engineering and doctorate and master’s degrees in Business Administration from Columbia University.

We believe that Professor Ofir’s extensive experience in consulting companies on strategic processes, international business development, business and marketing strategy, establishing control systems, products and new product strategies and pricing strategy, makes him suitable to serve as a director of the Company.

Jeffrey P. Bialos*	58
Mr. Bialos has served on our Board since April 2013. Mr. Bialos has broad ranging domestic and international legal, governmental and public policy experience of three decades. He served as Deputy Under Secretary of Defense for Industrial Affairs and in senior positions at the State and Commerce Department during the Clinton Administration and served on Defense Science Board task forces. He also was appointed to the Secure Virginia Panel, Virginia's homeland security board, by two Virginia Governors. Mr. Bialos also spent considerable time in private legal practice in Washington, D.C. with two large national law firms (currently, Sutherland, Asbill & Brennan LLP and, previously, Weil, Gotshal & Manges). He has been a partner at Sutherland, Asbill & Brennan LLP since 2002. He has represented a wide range of domestic and foreign firms (including large multinational corporations and leading defense and aerospace firms), foreign governments, development institutions such as the European Bank for Reconstruction and Development and the International Finance Corporation, private equity funds, public-private partnerships and other entities, in a diverse range of corporate and commercial, adjudicatory, regulatory, policy and interdisciplinary matters. He has considerable experience in Europe, the Middle East and Asia. Mr. Bialos holds a J.D. from the University of Chicago Law School, a MPP from the Kennedy School of Government at Harvard University and an AB from Cornell University. He is a member of the New York Council on Foreign Relations.

We believe that Mr. Bialos' broad and intimate familiarity with the aerospace, defense, information technology, space and homeland security industries, as well as the depth and breadth of his professional experience as a practicing lawyer and former government official, make him suitable to serve as a director of the Company.

Jacob Berman*	65
Mr. Berman has served on our Board since April 2013. Mr. Berman has extensive experience in the finance, banking, and real estate industries. Since 2002, Mr. Berman has been advising corporate clients and high net worth individuals in the entry and financing of credit and real estate related transactions as President of JB Advisors, Inc. His previous experience includes acting as President of Thor Funding, LLC, an arm of Thor Equities, from 2004 to 2005, where he was responsible for business development and investor relations. Prior to his role with Thor Funding, LLC, and most notably, Mr. Berman founded and presided at Commercial Bank of New York, a bank which he grew from 12 employees and $15 million in capital to a NASDAQ listed company with 14 branches in Manhattan alone, 350 employees and $2.3 billion in total client assets. From 2008 to 2010, Mr. Berman also served as President of GoldCrest Funding, a financial services firm that specializes in trade financing, factoring and asset-based lending. Mr. Berman holds an MBA from the University of Chicago and a BA in Economics and Accounting from Queens College.

We believe that Mr. Berman's significant experience in the finance and banking industry, as well as his dual U.S. and Israeli citizenship, make him suitable to serve as a director of the Company.

Miki Balin*	43
Mr. Balin has served on our Board since April 2013. Mr. Balin has been the CEO and founder of Targetingedge Ltd., a subsidiary of TLVmedia Ltd since 2013. Prior to Targetingedge he founded WinBuyer in 2006 and Conversion Methods in 2004, which developed products for e-retailers. Mr. Balin has devoted much of his career to managing marketing-related ventures. Prior to establishing Conversion Methods and WinBuyer, he founded Balin, Adatto & Cohen, a leading healthcare consulting and advertising firm in Israel. He also managed a family-owned food distribution company, and served as general manager of the Rina Shinfeld Ballet Theatre, where he still serves as a director. In 2011, WinBuyer was awarded the “Best Product at eCommerce Expo” for its product Winbuyer 2.0.

We believe that Mr. Balins' experience as a business and marketing executive makes him suitable to serve as a director of the Company.

*
The Board has determined that this director or nominee is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and NASDAQ Stock Market, or NASDAQ rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our Bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL NO. 2 – AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 25,000,000

Proposed Amendment

                The Company’s Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), presently authorizes the Company to issue 100,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share.

The Board has unanimously approved, and unanimously recommends that our stockholders approve, a proposal to amend the first paragraph of Article IV of our Certificate of Incorporation to decrease the number of authorized shares of Common Stock from 100,000,000 shares to 25,000,000 shares. A copy of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Exhibit A (the "Certificate of Amendment"). The full text of the first paragraph of Article IV of the Certificate of Incorporation as proposed to be amended by this proposal is as follows:

"The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be thirty million (30,000,000) shares, of which twenty five million (25,000,000) shares shall be common stock, par value $0.001 per share (the "Common Stock"), and five million (5,000,000) shares shall be preferred stock, par value $0.001 per share (the "Preferred Stock"). All of the shares of Common Stock shall be of one class."

If the proposed amendment to the Certificate of Incorporation is approved by the stockholders, it will become effective upon filing and recording of the Certificate of Amendment with the Delaware Secretary of State as required by the Delaware General Corporation Law.

Reasons for and Effect of the Proposed Amendment

The reason for the proposed decrease in the number of authorized shares is to effect a significant saving in the amount of franchise tax that the Company must pay each year in the State of Delaware. The Company pays franchise tax in Delaware based, in part, on the number of shares of Common Stock and preferred stock that are authorized in the Certificate of Incorporation. By reducing the authorized number of shares as proposed, the Company will reduce its annual franchise tax from approximately $54,000 prior to the authorized share reduction to approximately $15,000 after the authorized share reduction.

Impact of the Proposed Reduction

If approved, the proposed reduction of authorized shares will not impact issued and outstanding shares of Common Stock or outstanding warrants or options to purchase our Common Stock. As of August 18, 2014, 5,831,246 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding. The Board believes that the new reduced level of authorized shares will be adequate to cover anticipated requirements in the foreseeable future. In the event that additional authorized shares are needed in the future, the stockholders will be asked to approve an amendment to the Certificate of Incorporation, as amended to increase the authorized shares to the level needed at that time.

Interests of Our Management in the Proposal

None of our directors or executive officers has any financial or other personal interest in the amendment to our Certificate of Incorporation pursuant to this proposal.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the amendment of the Certificate of Incorporation. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the proposal to amend the Company’s Certificate of Incorporation.

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2012 STOCK INCENTIVE PLAN

Our 2012 Stock Incentive Plan (the "2012 Incentive Plan") was initially adopted by the Board on November 26, 2012 and subsequently amended in 2013, subject to stockholder approval. Under the 2012 Incentive Plan up to 500,000 shares of our Common Stock (subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar events) are currently authorized to be issued pursuant to options awards granted thereunder, 20,000 shares of which have been issued or have been allocated to be issued as of August 18, 2014 and 480,000 shares remain available for future issuance as of August 18, 2014.

Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable directors, officers, employees, consultants and advisors. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward directors, officers, employees, consultants and advisors who are vital to our long-term success. However, we believe there are insufficient shares remaining under our 2012 Incentive Plan to meet our current and projected needs, absent the expiration or cancellation of currently outstanding equity awards. Accordingly, on July 17, 2014, our Board unanimously approved an amendment to the 2012 Incentive Plan, subject to stockholder approval, under which the maximum number of shares of Common Stock authorized to be issued under the 2012 Incentive Plan is increased by 250,000 shares, from 500,000 shares to 750,000 shares. We are requesting stockholder approval of the amendment to the 2012 Incentive Plan with an increased aggregate share limit so that we can continue to utilize the 2012 Incentive Plan as an effective tool to attract, retain and motivate high-quality directors, officers, employees, consultants and advisors, especially in light of the increased growth of our business activities. If this proposal is approved, we intend to continue to consider and provide equity incentives to existing directors, officers, employees, consultants and advisors as well as to certain newly-hired officers, directors, employees, consultants and advisors. If this proposal is approved, we expect to have sufficient shares available under the 2012 Incentive Plan for the next twelve months. Our Board believes the ability to grant stock options and other equity awards provides us with a powerful and necessary mechanism to attract and retain directors, officers, employees and other valuable consultants and advisors, especially in light of our limited cash resources.

The full text of the 2012 Incentive Plan, as proposed to be amended, is set forth in Exhibit B to this proxy statement.

                The Company intends to file a Registration Statement on Form S-8 with the Securities and Exchange Commission relating to the shares of Common Stock issuable upon the exercise of stock options granted under the 2012 Incentive Plan.

Summary of the 2012 Incentive Plan

The material features of the 2012 Incentive Plan are described below. This summary does not purport to be a complete description of all of the provisions of the 2012 Incentive Plan, and is qualified in its entirety by reference to the full text of the 2012 Incentive Plan.

Purpose of the Plan

The 2012 Incentive Plan is intended as an incentive to retain directors, officers, employees, consultants and advisors to the Company, persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company, by granting to such persons options to purchase shares of the Company’s Common Stock.

Options granted under the 2012 Incentive Plan to Israeli residents shall be granted pursuant to the Israeli Income Tax Ordinance (New Version), 1961, as amended, including the Law Amending the Income Tax Ordinance (Number 132), 2002 (the “Ordinance”)  and any regulations, rules or orders or procedures promulgated thereunder.

Administration of the Plan

The Board may appoint and maintain as administrator of the 2012 Incentive Plan a Committee (the “Committee”) consisting of two or more directors who are, to the extent required under applicable law, “Non-Employee Directors” and “Outside Directors”, which shall serve at the pleasure of the Board.  If the Committee is appointed, the Committee, shall have full power and authority to designate recipients of options, to determine the terms and conditions of respective option agreements (which need not be identical), including the vesting schedule of the options, which may be performance based, to interpret the provisions and supervise the administration of the 2012 Incentive Plan, to accelerate the right to exercise, in whole or in part, any previously granted option, to grant new options in exchange for existing options, to determine whether an award has been earned (if performance requirements must be satisfied) and to make technical amendments to the 2012 Incentive Plan.  The Committee may also amend the terms of any option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any optionee without the optionee’s consent.

Subject to the provisions of the 2012 Incentive Plan, the Committee shall interpret the plan and all options granted thereunder, shall make such rules as it deems necessary for the proper administration of the 2012 Incentive Plan, shall make all other determinations necessary or advisable for the administration of the 2012 Incentive Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the 20112 Incentive Plan or in any options granted thereunder in the manner and to the extent that the Committee deems desirable to carry into effect the 2012 Incentive Plan or any options.

Subject to the Company’s certificate of incorporation, as amended, and bylaws, as amended, the act or determination of a majority of the members of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if such decision had been made by the Committee at a meeting duly called and held.  Subject to the provisions of the 2012 Incentive Plan, any action taken or determination made by the Committee shall be conclusive on all parties.

Scope of the Plan

               The total number of shares of stock reserved and available for grant and issuance pursuant to the 2012 Stock Incentive will be 750,000, all of which can be incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986 ("Incentive Options"). In addition, if shares of stock are subject to an award that terminates without such shares of stock being issued, then such shares of stock will again be available for grant and issuance under this plan.  Should any option expire or be canceled prior to its exercise in full or should the number of shares of stock to be delivered upon the exercise in full of an option be reduced for any reason, the shares of stock theretofore subject to such option may be subject to future options under the 2012 Incentive Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the United States Internal Revenue Code of 1986 (the "Code").

                In the event of any merger, reorganization, consolidation, recapitalization, stock  dividend, or other change in corporate structure affecting the stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2012 Incentive Plan and in the number and option price of shares subject to outstanding options granted thereunder, to the end that after such event each optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The adjustments described above will be made only to the extent consistent with continued qualification of the option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code (in the case of grantees potentially subject to Section 409A of the Code).

Eligibility

The persons eligible for participation in the 2012 Incentive Plan as recipients of options shall include employees, officers and directors of, and, subject to their meeting the eligibility requirements to participate in an  “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act of 1933, as amended, consultants and advisors to, the Company.

In selecting optionees, and in determining the number of shares to be covered by each option granted to optionees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the optionee or the optionee’s relationship to the Company, the optionee’s degree of responsibility for and contribution to the growth and success of the Company, the optionee’s length of service, promotions and potential.  An optionee who has been granted an option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

Terms and Conditions of Options

Option Price

The exercise price of each share of stock purchasable under the options shall be determined by the Committee at the time of grant, subject to the conditions set forth in the immediately following sentence.  The exercise price of each share of stock purchasable under an Incentive Option shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such share of stock on the trading day immediately preceding the date the Incentive Option is granted; provided, however, that with respect to an optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price per share of stock shall be at least 110% of the Fair Market Value per share of stock on the trading day immediately preceding the date of grant. The exercise price of each share of stock purchasable under any option other than an Incentive Option shall not be less than 100% of the Fair Market Value of such share of stock on the trading day immediately preceding the date the option is granted; provided, however, and notwithstanding any future amendment to the minimum exercise price of a Nonqualified Option, that if an option granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair  Market  Value of such share of stock on the trading day immediately preceding the date the option is granted. The exercise price for each option shall be subject to adjustment as provided in the 2012 Incentive Plan.  In no event shall the exercise price of a share of stock be less than the minimum price permitted under the applicable rules and policies of any national securities exchange on which the shares of stock are listed.

“Fair Market Value” means the closing  price of publicly  traded  shares of stock on the principal securities exchange, including the Nasdaq Stock Market, on which shares of stock are listed (if the shares of stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

Option Term

The term of each option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such option is granted and in the case of an Incentive Option granted to an optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

Exercisability

Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant and subject to all applicable laws and regulations.

Non-Transferability of Options

Unless determined otherwise by the Committee, awards granted under the 2012 Incentive Plan generally are not transferable other than by will or by the laws of descent or distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Change In Control

Upon the occurrence of a Change in Control (as defined in the 2012 Incentive Plan), the Committee may accelerate the vesting and exercisability of outstanding options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding option shall terminate within a specified number of days after notice to the optionee thereunder, and each such optionee shall receive, with respect to each share of Company stock subject to such option, an amount equal to the excess of the Fair Market Value of such shares upon to such Change in Control over the exercise price per share of such option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

Amendment, Suspensions and Termination of the Plan

The Board may amend or terminate the 2012 Incentive Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, NASDAQ Listing Rules. No amendment or termination of the 2012 Incentive Plan will impair the rights of any participant without the participant’s consent, unless required by applicable law, legislation, regulation or rule. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the 2012 Incentive Plan more than ten years from the date the 2012 Incentive Plan was amended and restated or the date such amendment and restatement was approved by our stockholders, whichever is earlier.

Federal Tax Aspects

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2012 Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2012 Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2012 Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Outstanding Equity Awards

Other than 20,000 options issued to our directors, as described below, we did not have any equity awards outstanding as of December 31, 2013. However, the Company intends to issue 566,000 stock options to purchase an aggregate of 566,000 shares of Common Stock to the Company’s and/or its subsidiaries executives and/or employees as set forth below, following the adoption of the 2014 Incentive Plan and the stockholders' approval of the amendment to the 2012 Incentive Plan.

Name	Position	Option Awards no.
Shai Lustgarten	Former VP of Business Development	160,000
David Lucatz	Chairman, President and Chief Executive Officer	250,000
Tali Dinar	Chief Financial Officer and Secretary	80,000
Other employees		76,000

Please see “EXECUTIVE COMPENSATION — Summary Compensation Table” and “COMPENSATION OF DIRECTORS — Director Compensation Table for Fiscal 2013” for information regarding the stock options granted in 2013 to our named executive officers and directors.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the amendment of the 2012 Incentive Plan. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the proposal to amend the 2012 Stock Incentive Plan.

PROPOSAL NO. 4 – APPROVAL OF THE COMPANY'S 2014 STOCK INCENTIVE PLAN

We are asking stockholders to vote to approve the Company's 2014 Stock Incentive Plan (the “2014 Incentive Plan”). Our Board approved the 2014 Incentive Plan subject to stockholder approval, at its meeting on July 17, 2014. The full text of the 2014 Incentive Plan, as proposed to be approved, is set forth in Exhibit C to this proxy statement. The material features of the 2014 Incentive Plan are described below. This summary does not purport to be a complete description of all of the provisions of the 2014 Incentive Plan, and is qualified in its entirety by reference to the full text of the 2014 Incentive Plan.

Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable directors, officers, employees, consultants and advisors. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward directors, officers, employees, consultants and advisors who are vital to our long-term success. We believe that in order to effectively execute our business strategy, it is essential for us to manage our talent in an industry where there is extreme competition for qualified individuals by (1) attracting highly qualified industry professionals; (2) rewarding and retaining our experienced professionals; and (3) properly developing our less experienced employees. The Company meets this talent challenge through a comprehensive human resource strategy that addresses it on multiple fronts—one key component of which is the issuance of equity-based compensation. We believe equity-based compensation fosters and promotes the sustained progress, growth and profitability of the Company.

The 2014 Incentive Plan is intended to accomplish these objectives by providing incentives to directors, officers, employees, consultants, and other service providers of the Company to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company. It also encourages stock ownership by directors, officers, employees, consultants, and other service providers by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Company’s Common Stock, or to receive compensation which is based upon appreciation in the value of Company’s Common Stock.

The Board has reserved 100,000 shares of the Company’s Common Stock for issuance pursuant to awards that may be made under the 2014 Incentive Plan. The Company intends to issue mainly restricted stock awards under the 2014 Incentive Plan.

The 2014 Incentive Plan, the shares issuable upon exercise of options granted thereunder and the shares underlying any other award or restricted stock granted thereunder will not be covered by a registration statement on Form S-8.

Purpose of the Plan

This 2014 Incentive Plan is intended to provide incentives (a) to the directors, officers and employees of the Company, by providing such directors, officers and employees with opportunities to purchase stock in the Company pursuant to options granted thereunder ("Options"), (b) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to receive awards of stock in the Company whether such stock awards are in the form of bonus shares, deferred stock awards, or performance share awards ("Awards"); and (c) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock").

Administration of the Plan

The 2014 Incentive Plan shall be administered by the Board. The Board may appoint a Compensation Committee (the "Compensation Committee") of two (2) or more of its members to administer the 2014 Incentive Plan and to grant stock incentives thereunder, provided such Compensation Committee is delegated such powers in accordance with applicable law.

Subject to the terms of the 2014 Incentive Plan, the Compensation Committee shall have the authority to: (i) determine the employees, officers and directors of the Company to whom stock incentives may be granted; (ii) determine the time or times at which options, shares or other awards may be granted or authorizations to make restricted stock purchases may be made; (iii) determine the exercise price of shares subject to each option, and the purchase price of shares subject to each restricted stock purchase;  (iv) determine the time or times when or what conditions must be satisfied before each option shall become exercisable and the duration of the exercise period; (v) determine whether restrictions such as transfer restrictions, repurchase options and “drag along” rights and rights of first refusal are to be imposed on shares subject to options, awards and restricted stock purchases and the nature of such restrictions, if any; (vi) impose such other terms and conditions with respect to capital stock issued pursuant to Stock Rights (as hereinafter defined) not inconsistent with the terms of the 2014 Incentive Plan as it deems necessary or desirable; and (viii) interpret the 2014 Incentive Plan and prescribe and rescind rules and regulations relating to it.

 The interpretation and construction by the Compensation Committee of any provisions of the 2014 Incentive Plan or of any stock incentives granted under it shall be final unless otherwise determined by the Board.  The Compensation Committee may from time to time adopt such rules and regulations for carrying out the 2014 Incentive Plan as it may deem best. No member of the Board or the Compensation Committee shall be liable for any action or determination made in good faith with respect to the 2014 Incentive Plan or any stock incentives granted under it.

The Compensation Committee shall have authority to adopt special rules and sub-plans, and forms of agreements thereunder, for participants in foreign jurisdictions provided that those sub-plans and agreements do not contravene the provisions of the 2014 Incentive Plan.

Eligibility

Options, Awards and authorizations to make Restricted Stock purchases may be granted to any employee, officer or director (whether or not also an employee) of or consultant or advisor to the Company.  The Compensation Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Options, Awards or Restricted Stock (Options, Awards and Restricted Stock are referred to collectively, as "Stock Right"). Granting a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights. The 2014 Incentive Plan, the shares issuable upon exercise of Options granted thereunder and the shares underlying any other Award or Restricted Stock thereunder will not be covered by a registration statement on Form S-8.

Granting of Stock Rights

Stock Rights may be granted under the 2014 Incentive Plan at any time on or after September 30, 2014 and prior to September 30, 2024.  The date of grant of a Stock Right under the 2014 Incentive Plan will be the date specified by the Compensation Committee at the time it grants the Stock Right or such date that is specified in the instrument or agreement evidencing such Stock Right.

Assignability

Unless determined otherwise by the Committee, any Stock Right granted under the 2014 Incentive Plan generally is not transferable other than by will or by the laws of descent or distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Changes in Capital Structure

In the event of a reorganization, recapitalization, exchange of shares, share split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding Awards and for which Options and Restricted Stock grants may be made under the 2014 Incentive Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the exercise price specified in each Share Option Agreement shall be correspondingly adjusted. Any such adjustment made by the Compensation Committee shall be conclusive and binding upon all affected persons, including the Company and all potential recipients.

Amendment, Suspensions and Termination of the Plan

The Board may amend or terminate the 2014 Incentive Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, NASDAQ Listing Rules. No amendment or termination of the 2014 Incentive Plan will impair the rights of any participant without the participant’s consent, unless required by applicable law, legislation, regulation or rule.

Federal Tax Aspects

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2014 Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2014 Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2014 Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) and subject to withholding when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the Common Stock at the time of grant is included in ordinary income and subject to withholding and there is no further income recognition when the restrictions lapse.

Other Stock-Based Awards. The tax consequences associated with other stock-based awards granted under the 2014 Incentive Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying Common Stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the approval and adoption of the 2014 Incentive Plan. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the approval and adoption of the 2014 Incentive Plan.

PROPOSAL NO. 5 — Advisory Vote on the Compensation of Our Named Executive Officers (“Say-On-Pay Vote”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote and approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers, as such compensation is described in this proxy statement, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement as disclosed pursuant to Item 402 of Regulation S-K. Our compensation program for our named executive officers is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our stockholders. The following is a summary of the primary components of our named executive officer compensation. We urge our stockholders to review the Executive Compensation section in this proxy statement and related compensation tables for more information.

One component of our compensation program is base compensation or salary. We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. Generally, the base salary established for an individual named executive officer reflects many inputs, including our Chief Executive Officer’s assessment of the named executive officer's performance, the level of responsibility of the named executive officer, and competitive pay levels based on salaries paid to employees with similar roles and responsibilities at our peer group companies.

Another component of our compensation program is cash bonuses. We structure our cash bonus award program to reward named executive officers for our Company's successful performance, and for each individual's contribution to that performance.

A third component of our compensation program is equity awards. We grant stock options to our named executive officers in order to align their interests with the interests of our stockholders by tying the value delivered to our named executive officers to the value of our shares of Common Stock. We also believe that stock option grants to our named executive officers provide them with long-term incentives that will aid in retaining executive talent by providing opportunities to be compensated through the Company's performance and rewarding executives for creating shareholder value over the long-term.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board believes that the information provided in this proxy statement demonstrates that our named executive officer compensation is designed to provide incentives and rewards for both our short-term and long-term performance, and is structured to motivate the Company's named executive officers to meet our strategic objectives, thereby maximizing total return to stockholders.

Therefore, it is proposed that the following resolution be adopted at the Meeting:

"RESOLVED, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in this proxy statement."

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the approval of the compensation of our named executive officers as disclosed in this proxy statement. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the advisory approval of the compensation of the Company's named executive officers as described in this proxy statement.

PROPOSAL NO. 6 — Advisory Vote on the Frequency of an Advisory Vote on the Compensation of our Named Executive Officers (“Frequency Vote”)

The Dodd-Frank Act also enables our stockholders to indicate how frequently they believe we should seek an advisory vote on the compensation of our named executive officers. We are seeking an advisory, non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide an advisory approval of our named executive officers' compensation. We are providing stockholders the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our stockholders select a frequency of two years.

• A bi-yearly approach provides regular input by stockholders, while allowing stockholders to better judge our compensation programs in relation to our long-term performance.

• A bi-yearly vote will provide our Compensation Committee and our Board sufficient time to thoughtfully evaluate the results of the most recent advisory vote on named executive officers' compensation, discuss the implications of the vote with our stockholders and develop and implement any changes to our named executive officers' compensation that may be appropriate in light of the vote. A bi-yearly vote will also allow for these changes to our named executive officers' compensation to be in place long enough for stockholders to see and evaluate the effectiveness of these changes.

• The composition and level of compensation paid to executives in the market evolves over multiple years. A bi-yearly approach will allow us to review evolving practices in the market to ensure our compensation programs reflect best practices.

• We have in the past been, and will in the future continue to be, engaged with our stockholders on a number of topics and in a number of forums. Thus, we view the advisory vote on named executive officers' compensation as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on our named executive officers' compensation.

The frequency vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Stockholders are not being asked to approve or disapprove of the Board's recommendation, but rather to indicate their own choice as among the frequency options.

Broker non-votes will not impact the outcome of the vote on the recommendation of frequency for an advisory vote on executive compensation but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote for EVERY “TWO YEARS” as the frequency for an advisory vote on executive compensation.

CORPORATE GOVERNANCE

Committees and Meetings of Our Board of Directors

The Board held eight meetings during Fiscal 2013. Throughout this period, each member of our Board who was a director in Fiscal 2013 attended or participated in at least 75% of the aggregate of the total number of meetings of our Board held during the period for which such person has served as a director, and the total number of meetings held by all committees of our Board on which each the director served during the periods such director served. Our Board has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance/Nominating Committee.

Compensation Committee. The members of our Compensation Committee are Professor Chezy Ofir, Jacob Berman and Miki Balin. Mr. Jacob Berman is the Chairman of the Compensation Committee and our Board has determined that all of the members of the Compensation Committee are "independent" as defined by the rules of the SEC and NASDAQ rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.micronet-enertec.com. The primary responsibilities of our Compensation Committee include:

•	Reviewing and recommending to our Board of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

•
Administering our equity based plans and exercising all rights authority and functions of the Board under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

•	Annually reviewing and making recommendations to our Board with respect to the compensation policy for such other officers as directed by our Board.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. The majority of the members of the Compensation Committee constitutes a quorum and is empowered to act on behalf of the Compensation Committee.  The Compensation Committee may delegate any authority granted to it with respect to officer compensation to the Chair or any other member of the Compensation Committee in its sole discretion. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during 2013.

Our Compensation Committee held two meetings during 2013.

Audit Committee.  The members of our Audit Committee are Professor Chezy Ofir, Jacob Berman and Miki Balin. Jacob Berman is the Chairman of the Audit Committee, and our Board has determined that Jacob Berman is an "Audit Committee financial expert" and that all members of the Audit Committee are "independent" as defined by the rules of the SEC and the NASDAQ rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.micronet-enertec.com. The primary responsibilities of our Audit Committee include:

•	Appointing, compensating and retaining our registered independent public accounting firm;

•	Overseeing the work performed by any outside accounting firm;

•
Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and

•	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee held three meetings during Fiscal 2013.

Corporate Governance/Nominating Committee. The members of our Corporate Governance/Nominating Committee are Mr. Jeffrey P. Bialos and Mr. Jacob Berman. Mr. Jacob Berman is the Chairman of the Corporate Governance/Nominating Committee and our Board has determined that all of the members of the Corporate Governance/Nominating Committee are "independent" as defined by the rules of the SEC and NASDAQ rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at www.micronet-enertec.com. The primary responsibilities of our Compensation Committee include:

•
Assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

•	Identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Potential nominees will be identified by the Board based on the criteria, skills and qualifications that will be recognized by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the Board to fulfill its responsibilities.

The Company has never received communications from stockholders recommending individuals to any of our independent directors. Therefore, we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In 2013, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. We have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.

Board Leadership Structure.  Our leadership structure includes the combined positions of Chairman of the Board, President and Chief Executive Officer. The Company believes this structure is appropriate for a company of our size and complexity because the Chairman, President and Chief Executive Officer (a) is most familiar with the Company’s business and industry, (b) possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, and is thus best positioned to develop agendas to ensure the Board’s time and attention are focused on matters which are critical to the Company, and (c) conveys a clear, cohesive message to our stockholders, employees and industry partners.

Mr. David Lucatz serves as our Chairman of the Board, President and Chief Executive Officer. In his position as Chairman of the Board, Mr. Lucatz is responsible for setting the agenda and priorities of the Board. As Chief Executive Officer, Mr. Lucatz leads our day-to-day business operations and is accountable directly to the full Board. As Chief Executive Officer, Mr. Lucatz has day-to-day responsibility, together with Ms. Tali Dinar, our Chief Financial Officer, for our management operations and for general oversight of our business and the various management teams that are responsible for our day-to-day operations. We believe that this structure provides an efficient and effective leadership model for the Company.

Because the Chairman of the Board is also the President and Chief Executive Officer, the Board has designated an independent director to serve as the lead independent director to enhance the Board’s ability to fulfill its responsibilities independently. The Board appointed Jacob Berman as lead independent director. The lead independent director serves as the liaison between the Chairman and the independent directors.

We believe that the combined role of Chairman and Chief Executive Officer, together with an empowered lead independent director, is the optimal Board structure to provide independent oversight and hold management accountable while ensuring that our Company’s strategic plans are pursued to optimize long-term shareholder value.

Risk Oversight.  The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company's risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

Code of Ethics. We have adopted a Code of Business Conduct and Ethics that applies to our directors, executive and financial officers and all of our employees. The Code of Business Conduct and Ethics is publicly available on our website at www.micronet-enertec.com and we will provide, at no charge, persons with a written copy upon written request made to us.

COMMUNICATING WITH OUR BOARD OF DIRECTORS

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Mr. Jacob Berman, one of our independent directors, our lead director, and the Chairman of our Audit Committee, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Berman considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: Micronet Enertec Technologies, Inc., c/o Tali Dinar, Chief Financial Officer at the address on the first page of this proxy statement.

ATTENDANCE AT SPECIAL AND ANNUAL STOCKHOLDER MEETINGS

We encourage our directors to attend our special and annual stockholders meetings.

EXECUTIVE COMPENSATION

The following information is furnished for the years ended December 31, 2013 and December 31, 2012 for our named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)		All Other Compensation(2)		Total

David Lucatz	2013	$390,897		$12,410	(4)	$403,199
Executive Officer and President	2012	$214,153	(3)	$37,655	(4)	$251,808
Tali Dinar	2013	$134,613		$65,368	(5)	$199,981
Chief Financial Officer and Secretary	2012	$80,871		$82,938	(5)	$163,809
Shai Lustgarten(6) Former VP of Business Development	2013	$89,083		$12,067		$101,150

__________

(1)	Salary paid partly in New Israeli Shekels (NIS) and partly in U.S. Dollars. The amounts are converted according to the average foreign exchange rate U.S. dollar/NIS for 2013 and 2012, respectively.

(2)
Includes the following: pay-out of unused vacation days, personal use of company car (including tax gross-up), personal use of company cell phone, contributions to manager’s insurance (retirement and severance components), contributions to advanced study fund, recreational allowance, premiums for disability insurance and contributions to pension plan.

(3)
This amount is paid through a consulting agreement effective as of August 2009, and amended as of October 2011, that we entered into with D.L. Capital Ltd. (our controlling shareholder which is controlled by Mr. Lucatz). Under the consulting agreement, we paid D.L. Capital Ltd. through September 2011 management fees of NIS 50,000 (approximately $14,000) on a monthly basis, and from October 2011 through October 2012, covered other expenses in an amount of NIS 10,000 (approximately $3,000) per month. As of October 1, 2011, the costs of the consulting fee and/or salary were adjusted and increased by NIS 10,000 so the monthly salary/consulting fee management fee was NIS 60,000 (approximately $17,000). In November 2012, we entered into new consulting and management services agreements with D.L. Capital Ltd. that superseded the prior consulting agreement.

(4)
In November 2012, entities controlled by Mr. Lucatz reached agreements with each of Micronet and the Company for the provision of management and consulting services to Micronet and the Company, respectively. On November 7, 2012, the Board and the Audit Committee of the Board of Directors of Micronet approved the entry into a management and consulting services agreement with D.L. Capital Ltd., which provides that effective November 1, 2012 Mr. Lucatz will devote 60% of his time to Micronet matters for the three year term of the agreement and that Micronet will pay the entities controlled by Mr. Lucatz management fees of NIS 65,000 (approximately $16,667) on a monthly basis, and cover other monthly expenses. Such agreement was further subject to the approval of Micronet’s stockholders, which was obtained at a special meeting held on January 30, 2013 for that purpose and went into effect following its execution on February 8, 2013. On November 26, 2012, D.L. Capital Ltd. entered into a 36-month management and consulting services agreement with the Company, effective November 1, 2012, which provides that we will pay the entities controlled by Mr. Lucatz: (i) management fees of $13,333 on a monthly basis, and cover other monthly expenses, (ii) an annual bonus of 3% of the amount by which the annual EBITDA for such year exceeds the average annual EBITDA for 2011 and 2010, and (iii) a one-time bonus of 0.5% of the purchase price of any acquisition or capital raising transaction, excluding only a specified 2013 public equity offering, completed by us during the term of the agreement.

(5)	Also includes secretarial and office services provided by D.L. Capital Ltd. team.

(6)	Also includes a three-month notice obligation allocated due to her employment termination from our wholly-owned subsidiary, Enertec Electronics Ltd ("Enertec") on October 31, 2012.

(7)
Pursuant to the Employment Agreement, Mr. Lustgarten: received a monthly salary reflecting a company cost of 54,000 NIS (approximately $ 15,300 currently); was entitled to a car and phone monthly allowance of 12,500 NIS (approximately $3,500 currently); and was entitled to receive bonuses and options as shall be determined by the Board in consultation with the Company’s Chief Executive Officer; Mr. Lustgarten was also entitled to customary Israeli pension funds and social benefits.  The Employment Agreement was terminable by either party at any time by providing a 90 days’ prior written notice. The Employment Agreement also contained customary Confidentiality, non-competition and non-solicitation provisions. On July 1, 2014, the Company and Mr. Lustgarten agreed to terminate his office and employment with the Company, effective immediately. Mr. Lustgarten was appointed by the Board of Directors of Micronet as the Chief Executive Officer of Micronet, effective July 1, 2014.

Employment Agreements

None of our employees is subject to a collective bargaining agreement.

On August 12, 2013, Ms. Dinar entered into an employment agreement with the Company, pursuant to which, Ms. Dinar (i) will receive monthly compensation, comprising base salary and customary Israeli pension and social benefits, of approximately 45,000 NIS (approximately $14,000), (ii) shall be entitled to a monthly automobile and telephone allowance of approximately 13,000 NIS (approximately $3,600; and (iii) shall be entitled to receive bonuses and stock options as shall be determined by the Board in consultation with the our Chief Executive Officer. Ms. Dinar may be deemed an at-will employee, as this employment agreement is not limited to certain duration. The agreement is terminable by either party by providing the other party with 90 days prior written notice. Upon termination, Ms. Dinar will be entitled to her base salary through the date of termination and to all amounts deposited in her favor in pension funds, including payments made for severance unless such rights are denied as a matter of applicable law. However, if Ms. Dinar is terminated due to her committing a crime bearing moral turpitude or for causing the Company substantial harm resulting from a material breach of her duties to the Company, Ms. Dinar will not be entitled to receive any prior written notice, and severance may be denied. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions.

On November 7, 2012, Ms. Dinar entered into an employment agreement with Micronet whereby she shall devote 80% of her time to Micronet. Ms. Dinar’s monthly base salary is currently 25,600 NIS (approximately $6,400). Ms. Dinar may be deemed to be an at-will employee, since her agreement does not specify a term of employment; however, we may terminate the agreement at any time by providing Ms. Dinar with 90 days prior notice and Ms. Dinar may terminate the agreement at any time by providing us with 90 days prior notice. Upon termination, Ms. Dinar will be entitled to her base salary through the date of termination and to all amounts deposited in her favor in pension funds, including payments made for severance pay unless such rights are denied as a matter of applicable law. However, if Ms. Dinar is terminated due to her committing a crime bearing moral turpitude or causing us substantial harm resulting from a material breach of her duties to us, Ms. Dinar will not be entitled to receive any prior notice, prior notice payment, in lieu thereof in connection with a termination initiated by Micronet, and severance pay may be denied. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions.

Pursuant to Ms. Dinar’s employment agreement with Micronet, her employment agreement with Enertec  was terminated. Pursuant to Ms. Dinar’s employment agreement with Enertec dated October 1, 2011, which was terminated as described above, she served as the vice president of finance and received a monthly base salary of 26,000 NIS (approximately $6,500).

                On November 17, 2013, Mr. Lustgarten entered into an employment agreement with the Company pursuant to which, Mr. Lustgarten: (i) received a monthly salary reflecting a company cost of 54,000 NIS (approximately $15,300); (ii) was entitled to a car and phone monthly allowance of 12,500 NIS (approximately $3,500); (iii) was entitled to receive bonuses and options as might have been determined by the Board in consultation with the Company’s Chief Executive Officer; and (iv) was entitled to customary Israeli pension funds and social benefits. The Employment Agreement was not limited to a certain duration. The agreement was terminable by either party at any time by providing a 90 days’ prior written notice to the other party. The agreement contained customary confidentiality, non-competition and non-solicitation provisions. On July 1, 2014, the Company and Mr. Lustgarten agreed to terminate his office and employment with the Company, effective immediately. Mr. Lustgarten was then appointed by the Board of Directors of Micronet as the Chief Executive Officer of Micronet, effective July 1, 2014.

Outstanding Equity Awards

Other than as issued to our directors, as described below, we did not have any equity awards outstanding as of December 31, 2013. However, the Company intends to issue 566,000 stock options to purchase an aggregate of 566,000 shares of Common Stock to the Company’s and/or its subsidiaries executives and/or employees as set forth below, following the adoption of the 2014 Stock Incentive Plan and the stockholders' approval of the amendment to the 2012 Stock Incentive Plan.

Name	Position	Option Awards no.
Shai Lustgarten	Former VP of Business Development	160,000
David Lucatz	Chairman, President and Chief Executive Officer	250,000
Tali Dinar	Chief Financial Officer and Secretary	80,000
Other employees		76,000

Securities Authorized For Issuance Under Equity Compensation Plans

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by security holders	0	0	0
Equity compensation plan not approved by security holders	0	0	500,000
Total	0	0	500,000

Pursuant to our 2012 Stock Incentive Plan, our Board is authorized to award stock options to purchase shares of Common Stock to our officers, directors, employees and certain others, up to a total of 500,000 shares of Common Stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. Stockholders will experience dilution in the event that shares of Common Stock are issued pursuant to the 2012 Stock Incentive Plan or any warrants that may be outstanding. As of December 31, 2013, other than 20,000 options granted to our directors no other options have been granted under the 2012 Stock Incentive Plan.

On November 13, 2013 our Board approved the amendment of the 2012 Stock Incentive Plan to include a total of 750,000 options, such increase effectiveness is further subject to the receipt of the required corporate approvals of the Company including the approval of the general meeting of the stockholders. The Board also approved the allocation of 566,000 options to certain executives and employees of the Company and/or its subsidiaries, subject to increase of the option pool as set forth above.

In addition to the 2012 Stock Incentive Plan, on November 13, 2013 the Board approved the issuance of 100,000 shares of our Common Stock to certain of our directors, executives, officers, employees and consultants. We will issue the shares under the 2014 Stock Incentive Plan that was approved by the Board on July 17, 2014, subject to stockholders' approval.

Micronet has not issued stock options during the year ended December 31, 2013. Stock based compensation for the year ended December 31, 2012 was immaterial.

COMPENSATION OF DIRECTORS

Director Compensation Table for Fiscal 2013

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not an executive officer during Fiscal 2013:

Name(1)	Fees earned ($)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Chezy Ofir	$10,500	$4,800	-	$15,300
Jeffrey P. Bialos	$9,300	$4,800	-	$14,100
Jacob Berman	$10,500	$4,800	-	$15,300
Miki Balin	$10,500	$4,800	-	$15,300

(1)           Mr. Lucatz, who serves as our Chairman, Chief Executive Officer and President, is not included in this table because he was an employee of the Company during the time that he served as a director and, therefore, received no compensation for his services as a director. The compensation received by Mr. Lucatz as an employees of the Company is shown above in the Summary Compensation Table.

(2)           The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting for Stock Compensation (ASC) Topic 718. Assumptions used in the calculations for these amounts are included in Note 14 to our consolidated financial statements for the year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the SEC on March 19, 2014.

(3)           As of December 31, 2013, each of the directors listed in the table above held an option to purchase 5,000 shares of Common Stock at an exercise price of $4.30, granted on April 29, 2013. Such options vest three years following the date of grant.

During 2012, our directors did not receive any compensation for serving on our Board.

Since our initial public offering our independent directors who serve on our Board and any committees thereof received payment for participation at meetings of the Board and committees. Independent directors receive $12,000 plus applicable taxes for each year of service as a director. In addition, independent directors receive $250 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month.

During 2013, each independent director received an annual grant of options to purchase 5,000 shares of our Common Stock pursuant to the 2012 Stock Incentive Plan at an exercise price of $4.3. per share. Each director shall be entitled to an additional 15,000 options to be issued in 3 installments, of 5,000 options each year starting in 2014.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. The Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2013.

EXECUTIVE OFFICERS

The following is a brief account of the education and business experience of Ms. Tali Dinar and Mr. Shai Lustgarten. (Mr. Lucatz's background is described above under the caption “Principal Employment and Experience of Director Nominees”).

Name	Age	Position
David Lucatz	57	Chairman of the Board, Chief Executive Officer and President
Tali Dinar	42	Chief Financial Officer and Secretary
Shai Lustgarten	43	VP of Business Development

Tali Dinar
Ms. Dinar has served as our Chief Financial Officer since May 2010, the Chief Financial Officer of Enertec since November 2009 and the Chief Financial Officer of Micronet since November 2012. Since October 2009, Mrs. Dinar has served as vice president, finance of D.L. Capital Ltd., where she serves as key advisor to the company’s management and is responsible for implementing internal controls driving major strategic financial issues. From 2007 until 2009, she served as chief controller of the Global Consortium on Security Transformation, a global homeland security organization. From 2002 until 2007, she was the chief controller of I.T.L. Optronics Ltd.  Mrs. Dinar holds a B.A. in Accounting and Business Management from The College of Management Academic Studies and earned her CPA certificate in 1999.

Shai Lustgarten
Mr. Lustgarten was nominated as our VP of Business Development on November 17, 2013. Mr. Lustgarten brings extensive and proven experience in similar positions with industrial global companies operating in international markets both in the defense and civil electronics fields and related industries. Prior to joining the Company, Mr. Lustgarten served for years (2008-2013) as VP Sales, Marketing & CMO of TAT Technologies Group,  a world leading supplier of electronic systems to the commercial and defense markets ($100 Million in annual sales traded on the NASDAQ and Tel-Aviv Stock Exchange) and prior to that for 2 years (2007-2008) as Director of Business Development of SGD Engineering Ltd,  a provider of tailored defense and commercial aviation solutions. Between 2006 and 2007, Mr. Lustgarten served as Marketing & Business Development, Director for Haargaz group, a turnkey Solution Supplier for end users in the defense and communication private sector and as CEO of T.C.E. Aviation Ltd, a Computer Numerical Control manufacturing facility and assemblies company between 2002 and 2006.

Mr. Lustgarten served as the assistant to the Military Attache at the Embassy of Israel in Washington DC, USA from 1993 to 1997 and holds a B.Sc. of Business Management & Computer Science from the University of Maryland.

On July 1, 2014, the Company and Mr. Lustgarten agreed to terminate his office and employment with the Company, effective immediately. Mr. Lustgarten was appointed by the Board of Directors of Micronet as the Chief Executive Officer of Micronet, effective July 1, 2014.

There are no family relationships between any of the director nominees or executive officers named in this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2013, all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with.

REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2013; (2) discussed with the Independent Auditors the matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; (4) discussed with the independent registered public accounting firm its independence; and (5) considered whether the provision of nonaudit services by the independent registered public accounting firm is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

By the Audit Committee of the Board of Directors of Micronet Enertec Technologies, Inc.
Jacob Berman, Chairman
Professor Chezy Ofir
Miki Balin

INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has retained Ziv Haft, a BDO Member Firm (the "Independent Auditors"), as our independent registered public accounting firm for 2013. The Independent Auditors have performed the audit of our financial statements since inception. We do not expect to have a representative of the Independent Auditors attending the Meeting. The following table summarizes the fees the Independent Auditors billed for the last two fiscal years:

	2013	2012

Audit Fees	$88,967	$125,236

Audit-Related Fees	-	30,000

Tax Fees	25,593	26,196

All Other Fees	0	0

Total Fees	$114,560	$181,432

Audit Fees

The aggregate fees billed for professional services rendered by the Independent Auditors for the audit of our financial statements, for the reviews of the financial statements included in our Annual Report on Form 10-K, and for other services normally provided in connection with statutory filings were $88,967 and $125,236 for the years ended December 31, 2013 and 2012, respectively. The Independent Auditors accumulated $88,967 and $49,128 of the above mentioned, for the year ended December 31, 2013 and December 31, 2012 (4 months period only), respectively. Prior to the engagement of our Independent Auditors on or about September 28, 2012, our independent auditors were Kost Forer Gabbay & Kasierer, a member of Ernst & Young (the "Former Auditors").

Audit-Related Fees

We  did not incur any audit related fees for the year 2013. We incurred fees of $30,000 for the year ended December 31, 2012 for professional services rendered by our Former Auditors that are reasonably related to the performance of the audit or review of our financial statements and not included in “Audit Fees.”

Tax Fees

The aggregate fees billed for professional services rendered by our Independent Auditors for tax compliance, tax advice, and tax planning were $25,593 and $26,196 for the years ended December 31, 2013 and December 31, 2012, respectively. Our Independent Auditors accumulated $25,593 and $14,406 of the above mentioned, for the year ended December 31, 2013 and December 31, 2012 (4 months period only), respectively.

Pre-Approval Policies and Procedures

SEC rules require that before the Independent Auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

1.           pre-approved by our Audit Committee; or

2.           entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee pre-approves all services provided by our Independent Auditors. All of the above services and fees were reviewed and approved by the Audit Committee before the services were rendered.

The Audit Committee has considered the nature and amount of fees billed by the Independent Auditors, and believes that the provision of services for activities unrelated to the audit is compatible with maintaining the Independent Auditors’ independence.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length.  Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

During 2012 and 2013 we paid Mr. Lucatz $251,808 and $403,199 respectively. Please see "Summary Compensation Table" on page 26 of this proxy statement for a description of the Consulting Agreement with Mr. Lucatz and DLC.

On July 12, 2011, the Company entered into a Note and Warrant Purchase Agreement with UTA Capital LLC, a Delaware limited liability company (“UTA”), (the “Purchase Agreement,” and as amended by that certain letter agreement dated as of August 16, 2011, and as further amended by that certain Second Amendment to Note and Warrant Purchase Agreement dated as of August 31, 2011 and that certain Third Amendment to Note and Warrant Purchase Agreement dated as of November 24, 2011, the “Original Agreement”) pursuant to which UTA agreed to provide financing to the Company on a secured basis.

The initial closing (the “Initial Closing”) of the transactions contemplated by the Purchase Agreement took place on September 1, 2011. In connection therewith, the Company issued to UTA a secured promissory note in the principal amount of $3,000,000 that matured on March 1, 2014 (the “First Note”). The First Note bears interest at a rate of 8% per annum and the principal was due to be repaid in three equal principal payments of $1,000,000 on each of September 1, 2012, September 1, 2013 and March 1, 2014. Net proceeds from the sale of the First Note were to be used as working capital for the Company and its subsidiaries. In addition, the Company issued to UTA a warrant (the “First Warrant”) to purchase up to 476,113 shares of the Company’s Common Stock at an exercise price initially equal to $1.00 per share, representing 12% of the Company’s outstanding shares of Common Stock, on a fully diluted basis. The First Warrant became exercisable on March 1, 2012 and was exercised in full in March 2013. The Company agreed to certain customary covenants in connection with the issuance of the First Warrant.

Amended and Restated Note and Warrant Purchase Agreement

In connection with the acquisition of additional shares of Micronet, the Company entered into an Amended and Restated Note and Warrant Purchase Agreement (the “Amended Agreement”) with UTA dated September 7, 2012. The Amended Agreement included mainly changes to the collateral obligations to secure the notes and the postponement of the first installment from September 2012 to December 2012.

Second Closing

On September 7, 2012, the Company issued to UTA, pursuant to the Amended Agreement: (i) the Second Note in the principal amount of $3,000,000 with an initial interest rate equal to 8% per annum, $1,500,000 of such amount payable on May 15, 2013, and the remaining balance due at the maturity date of April 1, 2014, and (ii) the Second Warrant entitling UTA to purchase from the Company up to a total of 300,000 shares of the Company’s Common Stock at an exercise price initially equal to $1.30 per share, first exercisable during a period beginning six months from September 7, 2012, and ending 66 months from September 7, 2012.

On November 6, 2012 the Company and UTA amended the terms of the Warrants pursuant to which UTA waived its right to anti-dilution protection in case the Company issued additional shares of Common Stock, while the Company waived certain upward exercise price adjustment provisions included in the Warrants. Following this amendment, the Warrants were classified to equity in the amount of $1,105,000.

On January 28, 2013, the Company and UTA amended the terms of the Amended Agreement and the First Note and Second Note to provide that any net proceeds of any equity financing by us or any of our subsidiaries will be applied as follows: (x) the first $4,000,000 may be retained by us or applied to reduce other obligations of ours or any of our subsidiaries, and (y) 75% of the excess of such net proceeds over $4,000,000 may be retained by us or applied to reduce other obligations of ours or any of our subsidiaries, and the remaining 25% shall be applied (A) first to the repayment of the First Note and (B) second, to the extent any proceeds remain, to the repayment of the Second Note. The Company and UTA also agreed upon the application of our December 17, 2012 prepayment of $2,500,000 owed to UTA and the release of certain collateral in connection therewith. In consideration for the amendments and releases the Company agreed to pay UTA $480,000 in cash or a combination of cash and shares of the Company's Common Stock. This amount was recorded as a liability and the expenses are charged to income through the period of the notes.

On March 8, 2013, UTA fully exercised the Warrants and the Company issued an aggregate of 726,746 shares of Common Stock to UTA upon such exercise, which represented approximately 18.3% of the Company’s outstanding Common Stock as of March 14, 2013. The First Warrant, to purchase 476,113 shares of Common Stock, issued to UTA in September 2011, was exercised for the full amount of such shares at an aggregate exercise price of $476,000 based on an exercise price of $1.00 per share, which exercise price was paid by reducing the $480,000 liability the Company owed UTA for the amendments and releases described above. The Second Warrant, to purchase 300,000 shares of Common Stock, issued to UTA in September 2012, was exercised for 250,633 shares through a cashless exercise method.

In May 2013, the Company repaid certain of its debt to UTA pursuant to the First Note and Second Note in a total amount of $1,185,000. In June 2013, the Company repaid additional amounts of its debt to UTA pursuant to the First Note in a total amount of $282,000.

On December 30, 2013, the company and UTA entered into an amendment (the “Second Amendment”) to the Amended and Restated Note and Warrant Purchase Agreement, dated as of August 31, 2012, as first amended on January 28, 2013. Pursuant to the Second Amendment, among other things, the maturity date of the second note executed between the Company and the Purchaser (the “Second Note”) was extended to January 10, 2015 and the maturity date of the first note executed between the Company and the Purchaser (the “First Note”) was set on December 30, 2013. On December 30, 2013 the Company repaid to the Purchaser an amount of $1,032,163, including repayment in full of the First Note. Subsequently, the final payment of the principal amount under the Second Note, originally due to Purchaser in May 2014 in the amount of $1,000 was postponed to January 10, 2015.

Except as described above, no director, executive officer, principal stockholder holding at least 5% of our Common Stock, or any family member thereof, had or will have any material interest, direct or indirect, in any transaction, or proposed transaction, during 2012 or 2013 in which the amount involved in the transaction exceeded or exceeds $120,000.

STOCKHOLDER PROPOSALS

We intend to mail this proxy statement, the accompanying proxy card and our 2013 annual report on or about August 25, 2014 to all stockholders of record that are entitled to vote. Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders must advise our Secretary of such proposals in writing by April 29, 2015.

Stockholders who wish to present a proposal at our next annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by June 15, 2015.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of August 18, 2014 with respect to the beneficial ownership of the outstanding Common Stock held by (i) each person known by us to be the beneficial owner of more than 5% of our Common Stock; (ii) our current directors who are also our director nominees; (iii) each of our named executive officers; and (v) our executive officers and current director as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address for each of the below persons is c/o Micronet Enertec Technologies, Inc., 27 Hametzuda St., Azur 58001 Israel.

Name	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned(1)
5% Stockholders
D.L. Capital Ltd.(2)	2,597,200		44.5%
UTA Capital LLC(3)	726,746	(3)	12.5%
Meidan(4)	600,000		10.2%
Directors and Named Executive Officers
David Lucatz(2)	2,597,200		44.5%
Tali Dinar(3)	—		—
Shai Lustgarten	-		-
Chezy Ofir	—		—
Jeffrey Bialos	—		—
Jacob Berman	—		—
Miki Balin	—		—

Director and Executive Officers as a group (2 persons)	2,597,200		44.5

(1)
Applicable percentage ownership is based on 5,831,246 shares of Common Stock outstanding as of August 18, 2014, together with securities exercisable or convertible into shares of Common Stock within 60 days of August 18, 2014 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of August 18, 2014 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Mr. Lucatz, by virtue of his being the controlling shareholder of DLC as well as the Chief Executive Officer and Chairman of the board of directors of DLC, may be deemed to beneficially own the 2,597,200 shares of our Common Stock held by DLC.

(3)
According to information contained in a Schedule 13G/A filed jointly on February 18, 2014 with the SEC and a Form 4 filed jointly on March 13, 2013 with the SEC by (i) UTA Capital LLC; (ii) the members or beneficial owners of membership interests in UTA, which include (a) YZT Management LLC, a New Jersey limited liability company and the managing member of UTA, and (b) Alleghany Capital Corporation, a Delaware corporation and a member of UTA; (iii) Alleghany Corporation, a publicly-traded Delaware corporation of which Alleghany Capital Corporation is a wholly-owned subsidiary; and (iv) Udi Toledano, the managing member of YZT Management LLC. Based on those filings and information subsequently available to us, as of August 18, 2014, UTA held sole voting and dispositive power with respect to such shares. YZT Management LLC, Alleghany Capital Corporation, Alleghany Corporation, and Udi Toledano have shared voting and dispositive power with respect to such shares by virtue of their relationships with UTA. UTA’s principal business address is 100 Executive Drive, Suite 330, West Orange, New Jersey 07052.

(4)
According to information contained in a Schedule 13G/A filed on May 9, 2013 with the SEC. Based on this filing and information subsequently available to us, as of August 18, 2014, Meidan held sole voting and dispositive power with respect to such shares. Meidan's principal business address is 38A Lansell Road, Toorak, Australia VIC 3142.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at 011-972-3-5335126.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ David Lucatz

David Lucatz
Chairman, President and Chief Executive Officer

Tel Aviv, Israel
August 25, 2014

Exhibit A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MICRONET ENERTEC TECHNOLOGIES, INC.

Micronet Enertec Technologies, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:                       That the Board of Directors of the Corporation (the "Board"), by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution dated July 17, 2014, proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “COI”):

RESOLVED, that the first paragraph of Article IV of the COI is hereby amended and should read as follows:

"The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be thirty million (30,000,000) shares, of which twenty five million (25,000,000) shares shall be common stock, par value $0.001 per share (the "Common Stock"), and five million (5,000,000) shares shall be preferred stock, par value $0.001 per share (the "Preferred Stock"). All of the shares of Common Stock shall be of one class."

and the remainder of Article IV shall be unchanged.

SECOND:                 Pursuant to a resolution of the Board, the proposed amendment was presented to the stockholders of the Corporation and approved by the stockholders of the Corporation at a duly noticed meeting of the stockholders dated as of September 30, 2014, in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:                      That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this _____ day of September, 2014.

MICRONET ENERTEC TECHNOLOGIES, INC

By:
Name: David Lucatz
Title: President and Chief Executive Officer

Exhibit B

LAPIS TECHNOLOGIES, INC.

NOW KNOWN AS MICRONET ENERTEC TECHNOLOGIES, INC

2012 STOCK INCENTIVE PLAN

A PLAN UNDER SECTION 102 OF THE ISRAELI INCOME TAX ORDINANCE AND

THE UNITED STATES INTERNAL REVENUE CODE OF 1986

1.             NAME AND PURPOSE OF THE PLAN

1.1           This plan, as amended from time to time, shall be known as the Lapis Technologies, Inc.  2012 Stock Incentive Plan (the “2012 Plan” or the “Plan”).

1.2           The Plan is intended as an incentive to retain in the employ of, and as directors, consultants and advisors to Lapis Technologies, Inc., a Delaware corporation (the “Company”), and its subsidiaries (including any “employing company” under Section 102(a) of the Ordinance (as hereinafter defined) and any “subsidiary” within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), collectively, the “Subsidiaries”), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries, by granting to such persons options (the “Options”) to purchase shares of the Company’s common stock, $0.001 par value per share (the “Stock”, and the grant of Options to purchase shares of Stock, the “Award”).

1.3           Options granted under this Plan to Israeli residents shall be granted pursuant to the Israeli Income Tax Ordinance (New Version), 1961, as amended, including the Law Amending the Income Tax Ordinance (Number 132), 2002 (the “Ordinance”)  and any regulations, rules or orders or procedures promulgated thereunder (the “Rules”).

1.4           The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended and to comply with Code Sections 409A and 422.  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.             ADMINISTRATION OF THE PLAN.

2.1           The Board of Directors of the Company (the “Board”) may appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are, to the extent required under applicable law, “Non-Employee Directors” (as such term is defined in Rule 16b-3 of the Exchange Act) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  If the Committee is appointed, the Committee, subject to Sections 4 and 8 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) (the “Option Agreements”), including the vesting schedule of the Options, which may be performance based (the “Vesting Schedule”) to interpret the provisions and supervise the administration of the Plan, to accelerate the right to exercise, in whole or in part, any previously granted Option, to grant new options in exchange for existing Options (subject to Section 15 and to the extent that such exchange does not cause the Options to be subject to Code Section 409A) to determine whether an Award has been earned (if performance requirements must be satisfied) and to make technical amendments to the Plan including amendments required under the Code.  The Committee may also amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

2.2           Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options.

2.3           Subject to the Company’s certificate of incorporation, as amended, and bylaws, as amended, the act or determination of a majority of the members of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if such decision had been made by the Committee at a meeting duly called and held.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

2.4           The Committee may delegate to one or more executive officers of the Company the authority to grant an Award under the Plan to persons eligible to receive such Awards other than an officer or director of the Company or any other person whose transactions in the Company’s Stock are subject to Section 16 of the Exchange Act (an “Insider”).

2.5           In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be  administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.             SCOPE OF THE PLAN.

3.1           Subject to the terms of Section 3.3 hereof, the total number of shares of Stock reserved and available for grant and issuance pursuant to this Plan will be 500,000, all of which can be Incentive Options.  In addition, if shares of Stock are subject to an Award that terminates without such shares of Stock being issued, then such shares of Stock will again be available for grant and issuance under this Plan.  Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

3.2           The Company will, at all times, reserve and keep available the number of shares of Stock necessary to satisfy the requirements of all Awards then outstanding under this Plan.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.

3.3           In the event of any merger, reorganization, consolidation, recapitalization, stock  dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code (in the case of grantees potentially subject to Section 409A of the Code).

4.             ELIGIBILITY.

4.1           The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) shall include employees, officers and directors of, and, subject to their meeting the eligibility requirements to participate in an “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act (as defined below), consultants and advisors to, the Company or any Subsidiary.

4.2           In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or the Optionee’s relationship to the Company, the Optionee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee’s length of service, promotions and potential.  An Optionee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

5.             OPTIONS GRANTED UNDER THE ORDINANCE.

5.1           Options granted under Section 102 of the Ordinance (“102 Options”) may be granted only to Israeli employees and Office Holders excluding any “Controlling Holders” as such term is defined in the Ordinance.  Options granted under Section 3(i) of the Ordinance (“3(i) Options”) may be granted only to consultants and to any Israeli employees or Office Holders who are Controlling Holders.

5.2           102 Options shall be either (a) capital gains track options under Section 102(b)(2), in which income resulting from the sale of Stock underlying the Options is taxed as capital gain (“Capital Gains Options”), (b) ordinary income track options under Section 102(b)(1), in which income resulting from the sale of Stock underlying the Options is taxed as ordinary income (“Ordinary Income Options” and, together with the Capital Gains Options, the “Approved 102 Options”) or (c) options granted pursuant to Section 102(c) (“Unapproved  102 Options”).

5.3           The Company’s election of the type of Approved 102 Options as Capital Gains Options or Ordinary Income Options granted to Optionees (the “Election”), shall be appropriately filed with the Israeli Tax Authorities (the “ITA”) before the date of  grant of an Approved 102 Option.  Such Election shall become effective beginning the first grant of an Approved 102 Option under this Plan and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Options.  The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Optionees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance.  For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options during such period.

5.4           Without derogating from anything to the contrary contained herein, solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of Approved 102 Options the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following such date of grant, the value of a share of Stock at such date of grant shall be determined in accordance with the average value of the Company’s shares of Stock on the thirty (30) trading days immediately preceding the date of grant or on the thirty (30) trading days immediately following the date of registration for trading, as the case may be.

5.5           With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Subsidiary, the Optionee shall extend to the Company and/or its Subsidiary a security or guarantee for the payment of tax due at the time of sale of shares of Stock, all in accordance with the provisions of Section 102 and the Rules.

5.6           Trustee.  All Approved 102 Options must be held by a person appointed by the Company to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the Ordinance (the “Trustee”) in accordance with the following:

5.6.1        Approved 102 Options which shall be granted under the Plan and/or any shares of Stock allocated or issued upon exercise of such Approved 102 Options and/or other shares of Stock received subsequently following any realization of rights, including without limitation, bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Optionees for such period of time as required by Section 102 or the Rules (the “Holding Period”).  In the case the requirements for Approved 102 Options are not met, the Approved 102 Options may be treated as Unapproved 102 Options, all in accordance with the provisions of Section 102 and the Rules.

5.6.2        Notwithstanding anything to the contrary, the Trustee shall not release any shares of Stock allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Optionee’s tax liabilities arising from Approved 102 Options which were granted to him and/or any shares of Stock allocated or issued upon exercise of such Options.

5.6.3        With respect to any Approved 102 Option, subject to the provisions of Section 102 and the Rules, an Optionee shall not sell or release from trust any shares of Stock received upon the exercise of an Approved 102 Option and/or any shares of Stock received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance.  Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under the Rules shall apply to, and shall be borne by, such Optionee.

5.6.4        Upon receipt of an Approved 102 Option, the Optionee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and executed in good faith in relation with the Plan or any Approved 102 Option or shares of Stock granted to him thereunder.

5.7           The grant of Approved 102 Options shall be conditioned upon the approval of this Plan by the Israeli Tax Authorities.  In addition, the provisions of the Plan and/or the Option Agreement shall be subject to the provisions of the Ordinance and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Option Agreement.  Any provision of the Ordinance and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to the Ordinance, which is not expressly specified in the Plan or the Option Agreement, shall be considered binding upon the Company and the Optionees.

5.8           The Committee shall have the authority, without limitation, to determine which method, the capital gain method or the work income method or any other method available under Section 102 of the Ordinance, shall be adopted for the purposes of the Plan and to appoint a Trustee, if the Committee deems it advisable or necessary.

6.             OPTIONS GRANTED UNDER THE CODE.

6.1           Options granted to employees of the Company or of one of its Subsidiaries (under Code Section 424(f)), who are not residents of the State of Israel, shall either constitute incentive stock options within the meaning of Section 422 of the Code (“Incentive Options”), while certain other Options granted pursuant to the Plan shall be nonqualified stock options (“Nonqualified Options”).

6.2           Subject to meeting all applicable requirements, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.

6.3           The maximum number of shares of Stock that may be subject to Incentive Options or Nonqualified Options granted under the Plan to any individual in any calendar year shall not exceed 100,000 shares (subject to adjustment pursuant to Section 3.3 hereof), and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code; provided, however, that new employees of the Company or of any Subsidiary (including new employees who are also officers and directors of the Company or any Subsidiary), will be eligible to receive Options to purchase up to a maximum of 200,000 of the Company’s Stock in the calendar year in which they commence their employment.

6.4           The aggregate Fair Market Value (as hereinafter defined), determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock  option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.5           Optionees shall be required as a condition of the exercise to furnish to the Company any income or payroll (employment) tax required to be withheld.  In the case of an Incentive Option, if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him upon exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise  of  such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof.

7.             OTHER AWARDS.  All other types of Awards not referenced in Sections 5 and 6 may be granted to any employee, officer, director or consultant of the Company or any Parent or Subsidiary; provided that with respect to any consultant, however, that such consultant is a natural person and the Award is in full or partial compensation for bona fide services unconnected with any offer and sale of securities in a capital-raising transaction.

8.             TERMS AND CONDITIONS OF OPTIONS.  Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

8.1           OPTION PRICE.  The exercise price of each share of Stock purchasable under the Options shall be determined by the Committee at the time of grant, subject to the conditions set forth in the immediately following sentence.  The exercise price of each share of Stock purchasable under an Incentive Option shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such share of Stock on the trading day immediately preceding the date the Incentive Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the exercise price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the trading day immediately preceding the date of grant. The exercise price of each share of Stock purchasable under any Option other than an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such share of Stock on the trading day immediately preceding the date the Option is granted; provided, however, and notwithstanding any future amendment to the minimum exercise price of a Nonqualified Option, that if an option granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair  Market  Value of such share of Stock on the trading day immediately preceding the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 3.3 herein.  Notwithstanding anything to the contrary contained herein, in no event shall the exercise price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

“Fair Market Value” means the closing  price of publicly  traded  shares of Stock on the principal securities exchange, including the Nasdaq Stock Market, on which shares of Stock are listed (if the shares of Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

8.2           OPTION TERM.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

8.3           EXERCISABILITY.  Subject to Section 6.4 hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

8.4           METHOD OF EXERCISE.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee has (i) given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

8.5           NON-TRANSFERABILITY OF OPTIONS AND SHARES OF STOCK UNDERLYING OPTIONS.

8.5.1        Except as provided in Section 8.5.3 hereof, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetence, the Optionee’s guardian or legal representative) may exercise an Option.  Except as provided in Section 8.5.3 hereof, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution except pursuant to a domestic relations order.

8.5.2       With respect to Approved 102 Options, as long as Options and/or shares of Stock are held by the Trustee on behalf of the Optionee, all rights of the Optionee over the Options and the shares of Stock are personal, and cannot be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

8.5.3        An Optionee may transfer by gift all or part of an Option that is not an  Incentive Option to any “family member” (as that term is defined under Rule 701(c)(3) of the Securities Act, as amended or any successor provision of law); provided, that (x) there shall be no consideration for any such transfer and (y) subsequent transfers of transferred Options shall be prohibited except those made in accordance with this Section 8.5.3 or by will or the laws of descent and distribution or pursuant to a domestic relations order and otherwise in compliance with applicable U.S. federal and state and foreign securities laws. Following any permitted transfer hereunder, any transferred Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, provided that for purposes of this Section 8.5.3 the term “Optionee” shall be deemed to refer to the transferee and the transferee shall agree to be bound by the terms and conditions of the Options and this Plan.  The events of termination of the employment or other relationship of Section 8.9 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent and for the periods specified in Section 8.6, 8.7, 8.8, or 8.9 hereof.

8.6           TERMINATION BY REASON OF DEATH.  Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Options granted to such Employee may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

8.7           TERMINATION BY REASON OF DISABILITY.  Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of permanent and total disability within the meaning of Code Section 22(e)(3) (“Disability”), any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 30 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter;  provided, however, that, if the Optionee dies within such 30-day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such  death or for the stated  term of such Option, whichever period is shorter.

8.8           TERMINATION BY REASON OF RETIREMENT.  Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such 90-day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year  after  the date of such death or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph, “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 55.

8.9           OTHER TERMINATION.  Unless otherwise determined by the Committee at grant, if any Optionee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 90 days after the date of termination or the balance of such Option’s term if the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.  The sale or other disposition of a Subsidiary will be considered a termination of employment even if the Optionee continues to be employed by the Subsidiary.

8.10         OPTION AGREEMENT.  Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Committee shall from time to time approve.  Each Option Agreement shall state, among other matters, the number of shares of Stock to which the Option relates, the type of Option granted thereunder (whether a Capital Gains Option, Ordinary Income Option, Unapproved 102 Option, 3(i) Option, Incentive Option or Nonqualified Option), the Vesting Dates, the exercise price per share, the expiration date and such other terms and conditions as the Committee in its discretion may prescribe, provided that they are consistent with this Plan.

9.             CHANGE IN CONTROL.

9.1           Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each Outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares upon to such Change in Control over the exercise price per share of such Option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

9.2           For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

9.2.1        a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the  outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee  benefit plan of the Company or its Subsidiaries, and their affiliates;

9.2.2        the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

9.2.3        the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

9.2.4        a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

9.3           For purposes of this Section 9, ownership of voting securities shall take into account and shall  include  ownership as  determined  by applying the provisions  of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such  purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

9.4           The Committee may determine, at its sole discretion, that the terms of Options granted pursuant to the Plan shall provide for additional benefits to be granted to the Optionee in the event of a Change in Control.  Any such additional benefits will not be subject to any tax benefits granted to Optionees in connection with the Award and will be taxed pursuant to the provisions of the Ordinance and the Code, as applicable.

10.           EFFECTIVE DATE OF PLAN; TERM OF PLAN.  The Plan shall be effective on November 26, 2012; provided, however, that the Plan shall subsequently be approved by majority vote of the Company’s stockholders generally entitled to vote at a meeting of stockholders not later than November 25, 2013.  No Option shall be granted pursuant to the Plan on or after November 26, 2022, but Options theretofore granted may extend beyond that date.

11.           PURCHASE FOR INVESTMENT.  Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

12.           TAXES.

12.1         Any tax consequences arising from the grant or exercise of any Option, from the payment for Stock covered thereby or from any other event or act (of the Company and/or its Subsidiaries, the Trustee or the Optionee), hereunder, shall be borne solely by the Optionee.  The Company and/or its Subsidiaries and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source.  Furthermore, the Optionee shall agree to indemnify the Company and/or its Subsidiaries and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

12.2         The Company and/or, when applicable, the Trustee shall not be required to release any Stock certificate to an Optionee until all required payments have been fully made.

12.3         To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any tax withholding obligation relating to the exercise or acquisition of tocks under an Option by any of the following  means (in addition to the Company’s right to withhold from any compensation paid to the Optionee by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) subject to the Committee’s approval on the payment date, authorizing the Company to withhold Shares from the Shares otherwise issuable to the Optionee as a result of the exercise or acquisition of Shares under the Option in an amount not to exceed the minimum amount of tax required to be withheld by law; or (iii) subject to Committee approval on the payment date, delivering to the Company owned and unencumbered Shares; provided that Shares acquired on exercise of Options have been held for at least 6 months from the date of exercise.

12.4         The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes (including capital gains, income or employment taxes) or any other tax matters.

13.           PUBLIC OFFERING.  As a condition of Participation in this Plan, each Optionee shall be obligated to cooperate with the Company and the underwriters in connection with any public offering of the Company’s securities and any transactions relating to a public offering, and shall execute and deliver any agreements and documents, including without limitation, a lock-up agreement, that may be requested by the Company or the underwriters.  The Optionees’ obligations under this Section 13 shall apply to any Stock issued under the Plan as well as to any and all other securities of the Company or its successor for which Stock may be exchanged or into which Stock may be converted.

14.           AMENDMENT AND TERMINATION.

14.1         The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without the Optionee’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

14.1.1      materially increase the number of shares that may be issued under the Plan, except as is provided in Section 3.3;

14.1.2      materially increase the benefits accruing to the Optionees under the Plan;

14.1.3      materially modify the requirements as to eligibility for participation in the Plan;

14.1.4      decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

14.1.5      extend the term of any Option beyond that provided for in Section 8.2.

14.2         The Committee may subject to Section 15 substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

The Committee may also terminate the Plan.

14.3         It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code, the Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Awards), accordingly.  The Plan and any grant of an Award hereunder may be amended from time to time (without, in the case of an Award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

15.           RE-PRICING OF OPTIONS; REPLACEMENT OPTIONS.  The Company shall not re-price any Options or issue any replacement Options unless the Option re-pricing or Option replacement shall have been approved by the holders of a majority of the outstanding shares of the voting stock of the Company generally entitled to vote at a meeting of stockholders.

16.           GOVERNMENT REGULATIONS.

16.1         The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

17.           GENERAL PROVISIONS.

17.1         CERTIFICATES.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

17.2         EMPLOYMENT MATTERS.  The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

17.3         LIMITATION OF LIABILITY.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.  Such indemnification shall be in addition to any rights of indemnification such person may have as a director or otherwise under the Company’s incorporation documents, any agreement, any vote of shareholders  or disinterested directors, insurance policy or otherwise.

17.4         REGISTRATION OF STOCK.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

18.           GOVERNING LAW; JURISDICTION.  The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws, subject to the terms of Section 1.4 hereof.  The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to the Plan.

Exhibit C

MICRONET ENERTEC TECHNOLOGIES, INC.
2014 STOCK INCENTIVE PLAN

1.            Purposes of the Plan.

This 2014 Stock Incentive Plan (the "Plan") is intended to provide incentives (a) to the officers and employees of Micronet Enertec Technologies, Inc., a Delaware corporation (the "Company"), and of any subsidiary of the Company (a “Related Corporation”), by providing such officers and employees with opportunities to purchase stock in the Company pursuant to options granted hereunder (“Options”), (b) to directors, officers, employees, consultants and advisors of the Company and Related Corporations by providing them with opportunities to receive awards of stock in the Company whether such stock awards are in the form of bonus shares, deferred stock awards, or performance share awards ("Awards"); and (c) to directors, officers, employees, consultants and advisors of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock Purchases").  Options, Awards and authorizations to make Restricted Stock Purchases are referred to hereafter individually as a “Stock Right” and collectively as "Stock Rights".

2.            Administration of the Plan.

(a)           Board or Committee Administration.  This Plan shall be administered by the Board of Directors of the Company (the “Board”).  The Board may appoint a Compensation Committee or Human Resources Committee (as the case may be, the “Committee”) of two (2) or more of its members to administer this Plan and to grant Stock Rights hereunder, provided such Committee is delegated such powers in accordance with applicable law.  (All references in this Plan to the “Committee” shall mean the Board if no such Compensation Committee or Human Resources Committee has been so appointed, and the Board may take any action hereunder that may be taken by any Committee).  If the Company or any Related Corporation registers any class of any equity security pursuant to Section 12 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), this Plan shall be administered in accordance with the applicable rules set forth in Rule 16b-3 or any successor provisions of the Exchange Act (“Rule 16b-3”).  If and when the Company becomes subject to Section 162(m) of the Code with respect to compensation earned under this Plan, each member of the Committee must also be an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

(b)           Authority of Board or Committee.  Subject to the terms of this Plan, the Committee shall have the authority to: (i) determine the employees, officers, directors, consultants, advisors and other service providers, including non-employees, of the Company and any Related Corporation to whom Stock Rights may be granted; (ii) determine the time or times at which Options or Awards may be granted or authorizations to make Restricted Stock Purchases may be made; (iii) determine the exercise price of shares subject to each Option, and the purchase price of shares subject to each Restricted Stock Purchase;  (iv) determine the time or times when or what conditions must be satisfied before each Option shall become exercisable and the duration of the exercise period; (v) determine whether restrictions such as transfer restrictions, repurchase options and “drag along” rights and rights of first refusal are to be imposed on shares subject to Options, Awards and Restricted Stock Purchases and the nature of such restrictions, if any; (vi) impose such other terms and conditions with respect to capital stock issued pursuant to Stock Rights not inconsistent with the terms of this Plan as it deems necessary or desirable; and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

The interpretation and construction by the Committee of any provisions of this Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board.  The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

The Committee shall have authority to adopt special rules and sub-plans, and forms of agreements thereunder, for participants in foreign jurisdictions provided that those sub-plans and agreements do not contravene the provisions of the Plan.

(c)           Delegation of Authority to Grant Awards to Officer.  Without limiting the foregoing, the Board, in its discretion, may also delegate to a single officer of the Company who is a member of the Board (to the extent consistent with applicable law) all or part of the Board’s or Committee’s authority and duties with respect to the granting of Stock Rights to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code, subject to such limitations as the Board or the Committee deems appropriate, including without limitation as to the amount of Stock Rights that may be granted during the period of delegation, and guidelines as to the determination of the exercise price of any Option, the purchase price of other Stock Rights and the setting of vesting schedules or other criteria.  Such officer (the “Delegated Officer”) shall act as a one member committee of the Board, and shall in any event be subject to the same limitations as are applicable to the Committee.  References to the Committee in this Plan shall also include the Delegated Officer, but only to the extent consistent with the authorities and duties delegated to the Delegated Officer by the Board.  The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Delegated Officer that were consistent with the terms of this Plan.

(d)           Committee Actions.  The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine.  Acts by a majority of the Committee, acting at a meeting (whether held in person, by conference call or by web meeting), or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee.  From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan, subject to compliance with paragraph 2(a).

(e)           Grant of Stock Rights to Board Members.  Stock Rights may be granted to members of the Board, subject to compliance with Rule 16b-3 when required by paragraph 2(a).  All grants of Stock Rights to members of the Board shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons.

3.             Eligible Employees and Others.

Options, Awards and authorizations to make Restricted Stock Purchases may be granted to any employee, officer or director (whether or not also an employee) of or consultant or advisor to the Company or any Related Corporation.  The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right.  Granting a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights.

4.             Stock.

The stock subject to Stock Rights shall be the authorized but unissued shares of Common Stock of the Company (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan is 100,000 subject to adjustment as provided in paragraph 13 or amendment as provided in Section 15.  Any such shares may be issued pursuant to the exercise of Stock Rights, so long as the aggregate number of shares so issued does not exceed the number of such shares authorized under this paragraph 4.

5.             Granting of Stock Rights.

Stock Rights may be granted under this Plan at any time on or after September 30, 2014 and prior to September 30, 2024.  The date of grant of a Stock Right under this Plan will be the date specified by the Committee at the time it grants the Stock Right or such date that is specified in the instrument or agreement evidencing such Stock Right.

6.             Special Provisions Relating to the U.S. Internal Revenue Code (applicable only to persons subject to the provisions thereof).

(a)           Applicability. In the event that Options, Awards and authorizations to make Restricted Stock Purchases are granted to any person who is subject to the provisions of the Code, special provisions related thereto shall apply. Provisions relating thereto are set forth herein, but additional terms and provisions may be imposed by the Committee in order to comply with the Code or otherwise.

(b)           ISOs.  Options may be granted under the Plan that are intended to be “incentive stock options” qualified under the Code.  ISOs may be granted to any employee of the Company or any parent or subsidiary of the Company.  The exercise price per share for Options intended to be ISOs shall not be less than the fair market value per share of Common Stock on the date of such grant.  In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all other incentive stock option plans of the Company and any parent or subsidiary of the Company, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year.

(c)           Determination of Fair Market Value.  Fair market value shall be determined by the Board or the Committee in compliance with applicable tax laws and regulations.

(d)           Date of Grant, Expiration and Exercisability. The date of grant of an ISO under this Plan shall not be earlier than the date of commencement of employment of the employee granted the ISO.  The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under this Plan to another form of Option pursuant to paragraph 17. In the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such ISOs shall expire not more than five years from the date of grant. Subject to the provisions of paragraph 13(b), if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable following the date of such cessation of employment, and his or her ISOs shall terminate after the passage of ninety (90) days from the date of termination of his or her  employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into another form of Option pursuant to paragraph 17.

(e)           Death and Disability.  If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, or if the employee dies within the thirty (30) day period after the employee ceases to be employed by the Company and all Related Corporations, any ISO of his or hers may be exercised, to the extent of the number of shares with respect to which he or she could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one (1) year from the date of such optionee's death (or as otherwise permitted by applicable tax law and regulations).  If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, he or she shall have the right to exercise any ISO held by the optionee on the date of termination of employment, to the extent of the number of shares with respect to which he or she could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or one (1) year from the date of the termination of the optionee's employment.  For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

7.           Option Duration.

Subject to earlier termination as provided in paragraphs 9, 10, and 13(b), each Option shall expire on the date specified by, or shall have such duration as may be specified by, the Committee and set forth in the original stock option agreement granting such Option, but not more than ten years from the date of grant, but subject in any event to extension as determined by the Committee (in compliance with applicable tax rules, if any).

8.           Exercise of Options.

Subject to the provisions of paragraphs 9 through 13, each Option granted under the Plan shall be exercisable as follows:

(a)           Vesting.  As set forth in paragraph 2(b), and subject to provisions of this Plan with respect to ISOs, the Committee shall determine the time or times when or what conditions must be satisfied before each Option shall become exercisable and the duration of the exercise period. The Committee may also specify such other conditions precedent as it deems appropriate to the exercise of an Option.

(b)           Full Vesting of Installments.  Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

(c)           Partial Exercise.  Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, provided that the Committee may specify a certain minimum number or percentage of the shares issuable upon exercise of any Option that must be purchased upon any exercise.

(d)           Acceleration of Vesting.  The Committee shall have the right to accelerate the date of exercise of any installment of any Option, regardless of whether such acceleration will create adverse tax consequences to the optionee.

9.           Termination of Employment.

Nothing in this Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time. The Board or the Committee may establish rules in particular stock option agreements with respect to Misconduct, as defined below, committed by a grantee of a Stock Right.

10.         Notice to Company of Disqualifying Disposition of an ISO.

Each employee who receives an ISO may be required to agree with the Company to give notice of any “disqualified dispositions” under the Code.

11.         Assignability.

Except for Options (other than ISOs) which may be transferred for estate planning purposes to the extent provided in the instrument or agreement granting such Options, no Stock Right shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Stock Right shall be exercisable only by the grantee.  No Stock Right, and no right to exercise any portion thereof, shall be subject to execution, attachment, or similar process, assignment, or any other alienation or hypothecation.  Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of any Stock Right, or of any right or privilege conferred thereby, contrary to the provisions thereof or hereof or upon the levy of any attachment or similar process upon any Stock Right, right or privilege, such Stock Right and such rights and privileges shall immediately become null and void.  The foregoing shall not be construed to restrict the ability to assign or transfer shares of Common Stock issued upon the exercise or award of a Stock Right to the extent that the instrument or agreement granting such Stock Right permits such assignment or transfer.

12.         Terms and Conditions of Stock Rights.

Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve.  Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof to the extent applicable and may contain such other provisions as the Committee deems advisable which are not inconsistent with this Plan.  Without limiting the foregoing, such provisions may include transfer restrictions, rights of refusal, vesting provisions, repurchase rights, lock-up provisions and drag-along rights with respect to shares of Common Stock issuable upon exercise of Stock Rights, and such other restrictions applicable to shares of Common Stock as the Committee may deem appropriate.  The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments.  The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.         Adjustments.

Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to the optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

(a)           Stock Dividends and Stock Splits.  If the shares of Common Stock subject to Options granted under this Plan shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b)           Acquisitions and Change in Control Events.  If the Company is to be subject to or engage in (x) a merger (or reverse merger), consolidation, or other similar event affecting the Company in which outstanding shares of Common Stock are exchanged for cash, securities, and/or other property of another entity, or (y) the sale or lease of all or substantially all of the Company’s assets to another person or entity (any such event in such clauses (x) and (y) an “Acquisition”), the Committee or the Board shall (i) provide that the entity that survives the Acquisition or purchases or leases the Company’s assets in the Acquisition or any affiliate of such entity (the “Surviving Entity”) shall assume the Options granted pursuant to this Plan or substitute options to purchase securities of the Surviving Entity (or an affiliate thereof) on an equitable basis, (ii) upon written notice to the optionees, provide that all Options will become exercisable in full subject to the consummation of the Acquisition as of a specified time prior to the Acquisition and will terminate immediately prior to the consummation of such Acquisition or within a specified period of time after the Acquisition, and will not be exercisable after such termination, or (iii) in the event of an Acquisition under the terms of which holders of Common Stock will receive upon consummation thereof an amount of cash, securities and/or other property for each share of Common Stock surrendered pursuant to such Acquisition (the amount of cash plus the fair market value reasonably determined by the Committee of any securities and/or other property received by holders of Common Stock in exchange for each share of Common Stock shall be the “Acquisition Price”), provide that all outstanding Options shall terminate upon consummation of such Acquisition and that each optionee shall receive, in exchange for all vested shares of Common Stock under such Option on the date of the Acquisition, a payment in cash or in kind having a fair market value reasonably determined by the Committee or the board of directors of the Surviving Entity equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of such vested shares of Common Stock exceeds (B) the aggregate exercise price of such shares.  If the Committee chooses under clause (iii) in the preceding sentence that all outstanding Options shall terminate upon consummation of an Acquisition and that each optionee shall receive a payment for the optionee’s vested shares, with respect to any optionee whose stock option agreement specifies that no shares are vested until the first anniversary of the commencement of the optionee’s employment, if the consummation of the Acquisition occurs prior to such first anniversary, then the number of vested shares under such Option shall be deemed to be equal to the product of (x) the number of shares of stock subject to the Option that otherwise would vest on the first anniversary and (y) the quotient obtained by dividing the number of days the optionee was employed by the Company, by 365.  For purposes hereof, an Option shall be considered to be assumed or substituted “on an equitable basis” (without limiting other ways in which an Option may be assumed or substituted on an equitable basis hereunder) if, following consummation of the Acquisition, the assumed or substituted option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition, the consideration received as a result of the Acquisition by the holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition (and if holders of Common Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the Surviving Entity (or an affiliate thereof), the Company may, with the consent of the Surviving Entity, provide for the consideration to be received upon the exercise of each share of Common Stock subject to the Option to consist solely of Common Stock of the Surviving Entity (or an affiliate thereof) having a fair market value as reasonably determined by the Committee or the board of directors of the Surviving Entity equal to the Acquisition Price.

If a Change in Control Event, as defined below, occurs that either (a) does not also constitute an Acquisition or (b) does constitute an Acquisition and clause (i) of the preceding paragraph is elected, and the optionee’s employment with the Company, the Related Corporation or the Surviving Entity is terminated on or prior to the six month anniversary of the date of the consummation of such Change in Control Event either by the optionee for Good Reason, as defined below, or by the Company, the Related Corporation or the Surviving Entity for reason(s) other than Misconduct, as defined below, then all of the Options, or the equivalent to such Options in the form of assumed or substituted options granted in the Surviving Entity, that but for such termination and such Change in Control Event would vest on or prior to the next following annual anniversary of the Grant Date thereafter shall become immediately exercisable in full and any repurchase provisions applicable to Common Stock issued upon exercise thereof shall lapse, provided, however, that in particular stock option agreements issued pursuant to this Plan, the Board may provide that the Options or assumed or substituted options covered by such agreement shall become immediately exercisable upon the consummation of such Change in Control Event without regard to termination of employment, and that any repurchase provisions applicable to Common Stock issued upon exercise thereof shall lapse.

A “Change in Control Event” shall occur upon the occurrence of (i) an Acquisition after which holders of the Common Stock before the Acquisition do not beneficially own, directly or indirectly, a majority of the combined voting power of the then-outstanding securities of the Surviving Entity entitled to vote generally in the election of directors immediately after the consummation of the Acquisition, (ii) a single transaction or a series of transactions pursuant to which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Securities Exchange Act of 1934), excluding any employee benefit plan sponsored by the Company and any affiliates of the Company prior to such transaction or transactions, acquires the beneficial ownership, directly or indirectly, of a majority of the combined voting power of the then-outstanding securities of the Company or the Surviving Entity, as the case may be, entitled to vote generally in the election of directors immediately after the consummation of the transaction or transactions, except that any acquisitions of securities directly from the Company shall be disregarded for purposes of this clause (ii), or (iii) the liquidation or dissolution of the Company.

If, in connection with a Change in Control Event, a tax under Section 4999 of the Code would be imposed on the grantee of any Stock Right (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), and the grantee, on an after-tax basis (taking into account such tax) would receive greater net compensation by not having any or all of such Stock Rights accelerate, then at the discretion of the Committee, the number of Stock Rights of any such grantee which shall become immediately exercisable, realizable or vested as provided in this Section 13 (or such provision of any other agreement or instrument governing such Stock Right that provides for such an acceleration in connection with a Change in Control Event) may be reduced (or delayed), to the extent necessary to maximize such net compensation.  For purposes of determining “net compensation” under this paragraph, the amount of compensation considered to be realized by the grantee of any Stock Right as a result of the acceleration of the vesting of such Stock Right shall be determined in accordance with the principles set forth in the proposed Treasury Regulations under Section 280G of the Code (or any final or temporary Treasury Regulations replacing such proposed Treasury Regulations) for determining the amount of any “parachute payment” resulting from the acceleration of vesting of restricted stock, a stock option or any other unvested stock right.

“Misconduct” shall mean any one or more of the following: (a) the commission of an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules or policies of the Company or any Related Corporation which results in material loss, damage or injury to the Company or any Related Corporation, whether directly or indirectly; (b) the unauthorized disclosure of any trade secret or confidential information of the Company or any Related Corporation; (c) the breach by the optionee of any agreement with the Company or any Related Corporation, including without limitation any noncompetition agreement between the optionee and the Company or any Related Corporation; or (d) the willful failure by the optionee to perform his or her material responsibilities to the Company or any Related Corporation.

“Good Reason” shall mean (i) any material diminution in the optionee’s title, authority, or responsibilities from and after such Acquisition or Change in Control Event, as the case may be, (ii) any reduction in the annual cash compensation payable to the optionee from and after such Acquisition or Change in Control Event, as the case may be or (iii) a change of more than 100 miles in the optionee’s permanent workplace without the optionee’s consent.

(c)           Recapitalization or Reorganization.  If a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) occurs, pursuant to which securities of the Company or another entity are issued with respect to the outstanding shares of Common Stock, an optionee, upon exercising an Option, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised his or her Option prior to such recapitalization or reorganization and had been the owner of the Common Stock receivable upon such exercise at such time.

(d)           Modification of ISOs.  Notwithstanding the foregoing, any adjustments made pursuant to the foregoing subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code or any successor thereto) or would cause any adverse tax consequences for the holders of such ISOs.  If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

(e)           Issuances of Securities and Non-Stock Dividends.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, of the Company shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options.  No adjustments shall be made for dividends paid in cash or in property other than securities of the Company (and, in the case of securities of the Company, such adjustments shall be made pursuant to the foregoing subparagraph (a)).

(f)           Fractional Shares.  No fractional shares shall be issued under this Plan, and the optionee shall receive from the Company cash in lieu of such fractional shares.

(g)           Adjustments.  Upon the happening of any of the foregoing events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs.  The Committee or the board of directors of the Surviving Entity (the “ Successor Board”), as applicable, shall determine the specific adjustments to be made under this paragraph 13 and its determination shall be conclusive.

If any person or entity owning Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or (c) above as a result of owning such Common Stock, except as otherwise provided in subparagraph (b), such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

14.           Means of Exercising Options.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address.  Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, by delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above.  The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his or her Option until the date of issuance of a stock certificate to the optionee for the shares subject to the Option.  Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15.           Term and Amendment of Plan.

This Plan shall expire on September 30, 2024 (except as to Options outstanding on that date).  Subject to the provisions of paragraph 5 above, Options may be granted under this Plan prior to the date of stockholder approval of this Plan.  The Board may terminate or amend this Plan in any respect at any time, except that (a) the total number of shares that may be issued under this Plan may not be increased without stockholder approval (except by adjustment pursuant to paragraph 13); (b) provisions  regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of this Plan may not be extended without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing actions.

16.           Section 162(m) of the Code.

Notwithstanding anything in this Plan to the contrary, no Stock Right shall become exercisable, vested or realizable if such Stock Right is granted to an employee that is a “covered employee” as defined in Section 162(m) of the Code and the Committee has determined that such Stock Right should be structured so that it is not “applicable employee remuneration” under such Section 162(m) unless and until the terms of this Plan, including any amendment hereto, have been approved by the Company’s stockholders in the manner and to the extent required under such Section 162(m).

17.           Amendment of Stock Rights.

The Board or Committee may amend, modify or terminate any outstanding Stock Rights including, but not limited to, substituting therefor another Stock Right of the same or a different type, changing the date of exercise or realization, and converting an ISO to another form of Option, provided, that, except as otherwise provided in paragraphs 9 or 10, the grantee's consent to such action shall be required unless the Board or Committee determines that the action, taking into account any related action, would not materially and adversely affect the grantee.

18.           Application of Funds.

The proceeds received by the Company from the sale of shares pursuant to Stock Rights issued or granted under this Plan shall be used for general corporate purposes.

19.           Governmental Regulation.

The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

20.           Withholding.

The Company may require the grantee of a Stock Right to pay additional withholding or other applicable taxes in respect of the amount that is considered compensation includible in such person's gross income.  The Committee in its discretion may condition (i) the exercise of an Option, (ii) the making of a Restricted Stock Purchase of Common Stock for less than its fair market value, or (iii) the granting of an award, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding or other applicable taxes.

21.           Governing Law; Construction.

The validity and construction of this Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware.

MICRONET ENERTEC TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

September 30, 2014

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF MICRONET ENERTEC TECHNOLOGIES, INC.

The undersigned stockholder of Micronet Enertec Technologies, Inc. (the "Company") hereby appoints David Lucatz and Tali Dinar, or any of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of stockholders of the Company (the "Stockholders Meeting") to be held at the Company's offices at 27 Hametzuda St., Azur, Israel 58001 on Tuesday, September 30, 2014, at 5:00 p.m. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH NOMINEE IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, "FOR" PROPOSAL NO. 3, "FOR" PROPOSAL NO. 4, "FOR" PROPOSAL NO. 5 AND FOR "EVERY TWO YEARS" ON PROPOSAL NO. 6.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MICRONET ENERTEC TECHNOLOGIES, INC.

September 30, 2014

If you have not voted by internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

Ü Please detach along perforated line and mail in the envelope provided. Ü

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE
DIRECTOR NOMINEES LISTED IN PROPOSAL 1,
"FOR" PROPOSAL 2, "FOR" PROPOSAL 3,
"FOR" PROPOSAL 4, "FOR" PROPOSAL 5, AND
 FOR “EVERY 2 YEARS” ON PROPOSAL 6

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting.	1.	Proposal No. 1 – To elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified:
	☐	FOR ALL NOMINEES
David Lucatz
Chezy Ofir
Jeffrey P. Bialos
Jacob Berman
Miki Balin
	☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
	☐	FOR ALL EXCEPT
☐ David Lucatz
☐ Chezy Ofir
☐ Jeffrey P. Bialos
☐ Jacob Berman
☐ Miki Balin
	2.	Proposal No. 2 – To amend the Company’s Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of the Company’s Common Stock from 100,000,000 to 25,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		3.	Proposal No. 3 – To amend the Company’s 2012 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 500,000 to 750,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		4.	Proposal No. 4 – To approve the Company’s 2014 Stock Incentive Plan including the reservation of 100,000 shares of Common Stock for issuance thereunder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		5.	Proposal No. 5 – To conduct an advisory vote to approve the compensation of the Company’s named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		6.	Proposal No. 6. - To conduct an advisory vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers.	EVERY 1 YEAR ☐	EVERY 2 YEARS ☐	EVERY 3 YEARS ☐	ABSTAIN ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.